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                                    KEYSTONE
                                FAMILY OF FUNDS
                                   [DIAMOND]
                              Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                          High Income Bond Fund (B-4)
                            International Fund Inc.
                                  Liquid Trust
                           Mid-Cap Growth Fund (S-3)
                         Precious Metals Holdings, Inc.
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategic Growth Fund (K-2)
                                 Tax Free Fund
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This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.


[KEYSTONE INVESTMENTS LOGO]
P.O. Box 2121
Boston, Massachusetts 02106-2121


B1-R-12/96
15.7M

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                                    KEYSTONE

                           [PHOTO OF COUPLE ON BEACH]

                                    QUALITY
                                BOND FUND (B-1)
------------------------------------------------------------------------------

                                [KEYSTONE LOGO]
                                 ANNUAL REPORT
                                OCTOBER 31, 1996

PAGE 1
--------------------------------
Keystone Quality Bond Fund (B-1)
Seeks generous income and capital preservation from high quality bonds.

Dear Shareholder:

We are pleased to report on the activities of Keystone Quality Bond Fund (B-1) for the twelve-month period which ended October 31, 1996. Following our letter we have included a discussion with your Fund's manager and complete financial information.

Performance

Your Fund returned 5.08% for the six-month period and 3.99% for the twelve-month period which ended October 31, 1996. For the same periods, the Lehman Aggregate Bond Index--a widely recognized index of corporate, government and mortgage securities--returned 5.29% for the six-month period and 5.83% for the twelve-month period.

  Keystone Quality Bond Fund (B-1) provided satisfactory performance during a period of sharp price fluctuations as interest rates rose and then fell in reaction to changing economic conditions. Fund performance improved particularly during the last six months of the period.

  While interest rates were relatively unchanged from their levels of one year ago, the credit markets endured considerable short-term price volatility during the twelve-month period. In November and December 1995, interest rates trended down as economic growth slowed from moderate levels, inflation remained under control and the government appeared to be making progress toward reducing the federal budget deficit. Most investors expected these trends to continue into 1996. On October 31, 1996 the benchmark 30-year U.S. Treasury bond yielded 6.35%. By January 1996 Treasuries had reached a low of 5.97% on this favorable news.

  During the first quarter of 1996 economic reports showed stronger-than-expected economic growth and employment gains, which increased fears of higher inflation rates. Because inflation reduces returns to bond holders, interest rates generally rose with each economic report that indicated strong growth. By early July rates had peaked at 7.19%. As rates rose, prices generally declined for nearly all fixed income investments.

  Expectations of stronger growth moderated during the third quarter of 1996 as it appeared that the strong growth of the first half of the year was slowing. Still watchful for signs of future inflation, investors gained confidence that this favorable environment could be sustained and interest rates began to move within a narrow range. On October 31, 1996 the 30-year Treasury stood at 6.82%, not far from where it was at the beginning of the fiscal period.

Portfolio strategy

Over the past six months, we restructured Keystone Quality Bond Fund (B-1) to improve stability and enhance long-term potential total returns. We invested a portion of the Fund in government bonds of Canada, Germany and Spain. With their attractive yields, high quality and solid economic fundamentals, we believed these investments offered good relative values. All transactions were currency-hedged into U.S. dollars to protect the portfolio from foreign currency fluctuations.

  We also increased your Fund's investments in collateralized mortgage obligations (CMOs), asset-backed securities, and bonds in the bank and finance sectors. We believe these securities contributed favorably to your Fund's income and total return. In its entirety, we believe the portfolio's new structure increased diversification while maintaining a high degree of quality and liquidity.

                                                      (continued on next page)

PAGE 2
--------------------------------
Keystone Quality Bond Fund (B-1)

  Keystone Quality Bond Fund (B-1) is designed for conservative, income-oriented investors. We invest in a selection of high quality fixed income securities, which include among others, U.S. government obligations, mortgage-backed and asset-backed securities, and high-quality corporate bonds. We apply careful credit analysis in selecting high quality securities for the portfolio. We attempt to identify securities that we believe will perform well given our expectations for the market environment. We believe that your Fund's ability to diversify and be flexible are key elements in navigating the changing conditions of the fixed income markets.

  Looking ahead, we anticipate a stable-to-positive environment for high quality bonds. We expect moderate economic growth and low inflation to provide a positive background for interest rates to move within a narrow range through early 1997.

New portfolio manager

After 20 years of distinguished service with Keystone, your Fund's manager Barbara McCue has retired effective September 30, 1996. The leader of Keystone's high grade bond team, Christopher P. Conkey, has assumed responsibilities as your Fund's portfolio manager. Mr. Conkey is a Chartered Financial Analyst and has over 13 years of investment experience. He currently manages several other Keystone funds that invest in high grade bonds. We look forward to his contribution to your Fund's management.

Keystone acquired by First Union Corporation

On another note, we are pleased to inform you that Keystone has been acquired by First Union Corporation. First Union is a financial services firm based in Charlotte, North Carolina. It is the nation's sixth largest bank holding company with assets of approximately $130 billion. First Union, through its wholly-owned subsidiary Evergreen Asset Management Corp., together with Keystone mutual funds, manages more than $30 billion in 70 mutual funds. While Keystone will remain a separate entity and will continue to provide investment advisory and management services to the Fund, services will be provided under the "Evergreen Keystone Funds" name. We believe First Union's acquisition of Keystone strengthens the investment management services we provide you.

  We appreciate your continued support of Keystone Quality Bond Fund (B-1). If you have any questions or comments about your investment, we encourage you to write to us.

Sincerely,

/s/ Albert H. Elfner, III
-------------------------
Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.


/s/ George S. Bissell
-------------------------
George S. Bissell
Chairman of the Board
Keystone Funds

December 1996

PAGE 3
--------------------------------

A Discussion With
Your Fund Manager

[PHOTO OF CHRISTOPHER P. CONKEY]

Christopher P. Conkey is portfolio manager of your Fund and heads Keystone's high grade bond team. A Chartered
Financial Analyst, Mr. Conkey has 13 years of experience managing fixed-income investments. He holds a BA in economics from Clark University and an MBA in finance from Boston University. Together with analysts David J. Bowers and Gary E. Pzegeo, he evaluates interest rate and credit risk in selecting high quality bonds for Keystone fixed income funds.

Q What was the investment climate like for high quality bonds over the past year?

A The climate for high quality bonds changed several times over the past year. There was a high degree of price volatility throughout much of the period, as investors revised their interest rate and economic forecasts. Despite these fluctuations, however, interest rates were relatively unchanged at the end of this reporting period from one year ago.

Q  What changed the outlooks for interest rates and the economy?

A Stronger-than-expected growth in employment and consumer spending in the first quarter of 1996 caused investors to revise their economic and interest rate forecasts. Interest rates had fallen to near historic lows during much of 1995 on the outlook for a slow economy and low inflation. The reports of strength in employment and consumer activity stimulated concerns that the economy might be more robust than expected.
Interest rates rose and bond prices fell during that time.

  By mid-year, signs of moderating economic growth appeared, relieving inflation fears. While watchful of preliminary signs of future inflation, investors became more confident that this trend of moderate growth and low inflation could be sustained.

Q  What strategies did you employ during these changing market climates?

A We restructured the portfolio's assets and adjusted its average maturity. We believe the combination reduced the Fund's risk to U.S. interest rate fluctuations, increased yield and improved diversification.

  First, we reduced the Fund's holdings in U.S. government securities from 48% to 5% of net assets. Since U.S. government securities carry no credit risk, their prices are primarily influenced by the movement in interest rates. We believe reducing the portfolio's exposure to interest rate risk increased stability, particularly in light of the price volatility over the past year.

  We reinvested the proceeds from these sales in non-dollar foreign government bonds, collateralized mortgage obligations (CMOs), asset-backed securities, and bonds in the bank and finance sectors. These bonds improved diversification, increased income, and provided price appreciation to the Fund's portfolio.

Fund Profile

Objective: Seeks the highest possible income consistent with preservation of principal.
Commencement of investment operations: September 11, 1935
Average quality: AA+
Average maturity: 11 years
Net assets: $229 million
Newspaper symbol: "QultyB1"

PAGE 4
--------------------------------
Keystone Quality Bond Fund (B-1)

Asset Allocation
as of October 31, 1996

[TABULAR REPRESENTATION OF PIE CHART]

Corporates                                     (31.7%)
Collateralized mortgage obligations (CMOs)     (22.3%)
Foreign                                        (15.6%)
Mortgage-backed                                (13.6%)
Asset-backed                                   (10.6%)
U.S. government & agency                        (5.1%)
Other(1)                                        (1.1%)

(as a percent of net assets)

  We adjusted average maturity, ultimately shortening it when interest rates rose last spring. As of October 31, 1996, the Fund's average maturity stood at 11 years. The average quality of Keystone Quality Bond Fund (B-1) was AA+, the second highest rating available from Standard and Poor's Corporation.

Q  Why did you invest in the foreign sector?

A The foreign sector offered higher yields and greater potential for capital appreciation than many domestic alternatives. We did not increase credit risk in the foreign sector, preferring to emphasize securities with high quality ratings. Further, all of the investments were currency-hedged, to protect our holdings from foreign currency exchange rate changes.

  We invested in the government bonds of Canada, Germany and Spain; countries that we believed offered attractive values based on solid economic fundamentals, stable political environments and large, liquid securities markets. In fact, interest rates in these countries have fallen over the past year resulting in price appreciation. In addition, our foreign investments avoided the price declines experienced in the U.S. credit markets.

Q  How about other sectors?

A Collateralized mortgage obligations and asset-backed securities also offered investors higher yields than U.S. government bonds, while enabling the Fund to maintain credit quality. We invested in well structured, AAA-rated securities. We concentrated on commercial loans and securities that were collateralized by home equity loans and credit card receivables. We chose these sectors because of their link to the consumer. Consumer confidence ran high throughout the period, due to strength in employment, income growth, and improving net wealth which was caused by a rising stock market and generally higher housing prices. We believed that the strength of the consumer sector would have a favorable effect on these securities versus alternative investments.

  We also increased the Fund's investments in the bank and finance sector as interest rates rose. We believed that higher U.S. rates would eventually slow economic growth. Slower growth historically has resulted in falling interest rates. Typically, banks and finance companies have benefitted from this type of environment. Towards the end of the reporting period this scenario of lower rates appeared to be unfolding.

Q  What is your outlook for the next six months?

A We believe the next six months should be a neutral environment for high quality bonds with interest rates fluctuating in a narrow range. We anticipate moderate economic growth accompanied by low inflation. On an annual basis, we think the economy will grow at a pace of 2-2-1/2% and that inflation, as measured by the consumer price index (CPI), will stay in the area of 3%.

Q With interest rates at relatively low levels, do you believe that bonds offer good long term value?

A We believe they do. While nominal interest rates have been relatively low, "real" interest rates, or the rate received by investors after subtracting inflation, continues to be attractive. For example, the 30-year U.S. Treasury bond had a yield of 6.82% as of October 31, 1996.

---------------
(1) Includes repurchase agreement, and other assets and liabilities.

PAGE 5
--------------------------------

Portfolio Quality Summary
as of October 31, 1996

[TABULAR REPRESENTATION OF PIE CHART]

AAA                               (36.3%)
U.S. government and agency(3)     (26.6%)
A                                 (15.2%)
AA                                (11.0%)
BBB                               (10.9%)

(as a percentage of portfolio assets)

Inflation was recently about 3%. Thus, the real return after subtracting inflation was approximately 3.82% at the end of the period, a historically attractive level.

  Like most investments, high quality bonds can experience periods of short-term price volatility. Over the long-run, however, high-quality bonds have demonstrated relative stability and attractive income. We believe high quality bonds will continue to produce solid total returns in the future. In our opinion, the Fund serves an important role in a well-rounded investment portfolio.

------------
(2) Where Standard & Poor's ratings were not available, we have used ratings from Moody's Investor Service, Inc., Fitch Investors' Service, Inc., or ratings assigned by another nationally recognized statistical rating organization.
(3) Includes all U.S. government and agency securities including CMOs, asset-backed and mortgage pass-through securities issued by the U.S. government or its agencies.

Ratings are very important to evaluating bonds. What do they mean?

Bond ratings provide an indication of the relative investment quality of an issuer. Each rating agency uses its own criteria for assigning ratings. In general, each agency examines the ability of an issuer to maintain debt protection levels in periods of recession as well as recovery. Bonds with identical ratings are not necessarily equal. Different industries have different business risks. However, most bonds within a certain rating category tend to have similar characteristics. The following table briefly defines investment grade bond ratings.

                        Investment Grade Bond Ratings

Moody's Investors Service          S&P
Aaa                                AAA      Highest Quality,
                                            lowest likelihood of default
Aa                                 AA       High Quality
A                                  A        Upper Medium Grade
Baa                                BBB      Medium Grade

We use bond ratings as one component of our credit research. For Keystone Quality Bond Fund (B-1), we consider only investment-grade securities. That is, bonds rated AAA, AA, A, and BBB. Lower rated bonds are considered speculative grade.

[DIAMOND]

This column is intended to answer questions about your Fund.
If you have a question you would like answered, please write to:
Evergreen Keystone Investment Services, Inc.
Attn: Shareholder Communications, 22nd Floor
200 Berkeley Street, Boston, Massachusetts 02116-5034.

PAGE 6
--------------------------------
Keystone Quality Bond Fund (B-1)

Your Fund's Performance

Growth of an investment in
Keystone Quality Bond Fund (B-1)

[MOUNTAIN CHART]

In Thousands

         Initial          Reinvested
       Investment        Distributions
10/86     10000             10000
           8937              9756
10/88      9045             10740
           9125             11794
10/90      8708             12259
           9160             13986
10/92      9160             15065
           9377             16647
10/94      8256             15603
           8816             17739
10/96      8685             18447

A $10,000 investment in Keystone Quality Bond Fund (B-1) made on October 31, 1986 with all distributions reinvested as worth $18,447 on October 31, 1996. Past performance is no guarantee of future results.

Twelve-Month Performance        as of October 31, 1996
------------------------------------------------------
Total return*                                    3.99%
Net asset value 10/31/95                       $15.42
                10/31/96                       $15.19
Distributions                                  $ 0.82
Capital gains                                    None

* Before deduction of contingent deferred sales charge (CDSC).

Historical Record                as of October 31, 1996
-------------------------------------------------------
                                 If you      If you did
Cumulative total return         redeemed     not redeem
1-year                            1.03%         3.99%
5-year                           31.89%        31.89%
10-year                          84.47%        84.47%
Average annual total return
1-year                            1.03%         3.99%
5-year                            5.69%         5.69%
10-year                           6.31%         6.31%

The "if you redeemed" returns reflect the deduction of the 3% CDSC for those investors who sold Fund shares after one calendar year. Investors who retained their fund investment earned the returns reported in the second column of the table.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results.

  Shareholders may exchange shares for another Keystone fund by calling or writing to Keystone directly, or through Keystone's Automated Response Line
(KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 7
--------------------------------

Growth of an Investment

Comparison of change in value of a $10,000 investment in Keystone Quality Bond Fund (B-1), the Lehman
Aggregate Bond Index and the Consumer Price Index.

In Thousands          October 1986 through October 1996


            Fund Average
         Annual Total Return
-------------------------------------
  1 Year       5 Year       10 Year
  1.03%        5.69%         6.31%

[LINE CHART]
          Fund    LABI      CPI
10/86    10000    10000    10000
         9756     10205    10453
10/88    10740    11374    10898
         11794    12726    11387
10/90    12259    13528    12103
         13986    15663    12457
10/92    15065    17204    12856
         16647    19247    13209
10/94    15603    18539    13554
         17739    21441    13935
10/96    18447    22692    14306

Past performance is no guarantee of future results. The one-year return reflects the deduction of the Fund's 3% contingent sales charge for shares held for at least one year. The Consumer Price Index is through September 30, 1996.

This chart graphically compares your Fund's performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Quality Bond Fund (B-1)

Your Fund seeks the highest possible income consistent with preservation of principal. The return is quoted after deducting sales charges (if applicable), fund expenses, and transaction costs and assumes reinvestment of all distributions.

2. Lehman Aggregate Bond Index (LABI)

The LABI is a broad-based, unmanaged fixed income index of U.S. government, corporate and mortgage-backed securities. It represents the price change and coupon income of several thousand securities of various credit qualities and maturities. Securities are selected and compiled by Lehman Brothers, Inc. according to criteria that may be unrelated to your Fund's investment objective. It would be difficult for most individual investors to duplicate this index.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

  These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding what the chart means

  The chart demonstrates your Fund's performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

  This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you

PAGE 8
--------------------------------
Keystone Quality Bond Fund (B-1)

evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

Limitations of the chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance can be distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

  Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or stocks that have a certain market capitalization. Indexes usually do not have the same investment restrictions as your Fund.

Indexes do not include costs of investing

  The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of several measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future returns may be different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

PAGE 9
--------------------------------

                                 Glossary of
                              Mutual Fund Terms

  MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

  PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

  STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

  BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

  CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

  MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short- term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

  NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

  DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

  TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

  SHORT-TERM--An investment with a maturity of one year or less.

  LONG-TERM--An investment with a maturity of greater than one year.

  AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

  OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 10
--------------------------------
Keystone Quality Bond Fund (B-1)

SCHEDULE OF INVESTMENTS--October 31, 1996

                                                                 Interest   Maturity       Par          Market
                                                                    Rate      Date        Value         Value
================================================================================================================
FIXED INCOME (98.9%)
CORPORATE BONDS & NOTES (31.7%)
AIRCRAFT (0.9%)
 Boeing Co.                                                         7.875%    2043     $2,000,000    $ 2,146,420
----------------------------------------------------------------------------------------------------------------
BANK & FINANCE (13.0%)
 AmSouth Bancorp.                    Subord. Deb.                   6.750     2025      3,500,000      3,461,920
 Associates Corp. North America      Sr. Notes                      7.625     2000      1,500,000      1,560,375
 International Bank for
  Reconstruction & Development
  (World Bank)                       Deb.                           8.250     2016      5,000,000      5,629,550
 International Lease Finance
  Corp.                              Notes                          6.250     2000      2,235,000      2,219,377
 Mellon Bank Corp.                   Subord. Notes                  7.625     2007      3,500,000      3,665,340
 NationsBank Corp.                   Subord. Notes                  7.500     2006      4,500,000      4,656,555
 Paine Webber Group, Inc.            Sr. Notes                      7.490     2004      3,500,000      3,545,500
 Smith Barney Holdings, Inc.         Notes                          7.125     2006      3,000,000      3,016,770
 Wachovia Corp.                      Subord. Notes                  6.605     2025      2,000,000      1,974,840
----------------------------------------------------------------------------------------------------------------
                                                                                                      29,730,227
----------------------------------------------------------------------------------------------------------------
CAPITAL GOODS (1.9%)
 John Deere Capital Corp.            Deb.                           8.625     2019      4,000,000      4,280,000
----------------------------------------------------------------------------------------------------------------
CONSUMER GOODS (2.9%)
 ConAgra, Inc.                       Sr. Notes                      7.125     2026      3,000,000      3,070,440
 Mattel, Inc.                        Notes                          6.750     2000      3,500,000      3,455,760
----------------------------------------------------------------------------------------------------------------
                                                                                                       6,526,200
----------------------------------------------------------------------------------------------------------------
DIVERSIFIED COMPANIES (0.5%)
 Grand Metro Investment Corp.
  (Eff. Yield 8.13%) (e)             Co. Gtd.                       0.000     2004      2,000,000      1,225,100
----------------------------------------------------------------------------------------------------------------
DRUGS (0.8%)
 Lilly (Eli) & Co.                   Notes                          6.570     2016      2,000,000      1,871,560
----------------------------------------------------------------------------------------------------------------
INSURANCE (4.6%)
 AMBAC, Inc.                         Deb.                           9.375     2011      2,000,000      2,414,500
 Lumbermans Mutual Co. (d)           Subord. Notes                  9.150     2026      2,000,000      2,175,400
 MBIA, Inc.                          Deb.                           7.000     2025      4,000,000      3,816,280
 Vesta Insurance Group, Inc.         Deb.                           8.750     2025      2,000,000      2,182,980
----------------------------------------------------------------------------------------------------------------
                                                                                                      10,589,160
----------------------------------------------------------------------------------------------------------------
OIL (4.4%)
 Atlantic Richfield Co.              Deb.                           9.875     2016      3,000,000      3,770,790
 Occidental Petroleum Corp.          Deb.                          10.125     2009      3,000,000      3,716,970
 Oslo Seismic Services, Inc. (d)     1st Pfd. Mtg. Notes            8.280     2011      2,500,000      2,577,375
----------------------------------------------------------------------------------------------------------------
                                                                                                      10,065,135
----------------------------------------------------------------------------------------------------------------


PAGE 11
--------------------------------


SCHEDULE OF INVESTMENTS--October 31, 1996

                                                                 Interest   Maturity       Par          Market
                                                                    Rate      Date        Value         Value
================================================================================================================
RETAIL (1.1%)
 Kohl's Corp.                        Notes                         7.375%     2011    $ 2,500,000    $ 2,524,800
----------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (1.6%)
 Sprint Corp.                        Deb.                          9.250      2022      3,000,000      3,619,688
----------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS & NOTES (COST--$70,823,953)                                                     72,578,290
================================================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS (22.3%)
 American Southwest Financial
  Securities (Est. Mat. 1998) (b)    Series 1994-C2 Class A3       8.000      2010      4,400,000      4,500,375
 Asset Securitization Corp. (Est.
  Mat. 2010) (b)                     Series 1996-D3 Class A3       7.526      2026      1,416,414      1,457,357
 Criimi Mae Financial Corp. (Est.
  Mat. 2004) (b)                     Series 1 Class A              7.000      2033        956,632        925,542
 DeBartolo Limited Capital
  Partnership (Est. Mat. 2001)
  (b) (d)                            Series 1 Class B1             7.610      2004      1,550,000      1,598,437
 FNMA REMIC Trust (Est. Mat.
  2001) (b)                          Series 1996-17 Class A        6.000      2004      3,500,000      3,409,219
 FNMA REMIC Trust (Est. Mat.
  2004) (b)                          Series 1993-156 Class B       6.500      2018      2,800,000      2,697,604
 FNMA REMIC Trust (Est. Mat.
  2002) (b)                          Series 1996-28 Class PE       6.500      2020      5,000,000      4,957,031
 FNMA REMIC Trust (Est. Mat.
  2005) (b)                          Series 1992-181 Class PK      6.500      2021      4,000,000      3,862,480
 FNMA REMIC Trust (Est. Mat.
  2007) (b)                          Series 1993-38 Class L        5.000      2022      2,500,000      2,116,400
 GS Mortgage Security Corp. (Est.
  Mat. 2005) (b)                     Series 1996-PL Class A2       7.410      2027      1,850,000      1,851,156
 KS Mortgage Capital LP (Est.
  Mat. 1999) (b) (d)                 Series 1995-1 Class A1        7.041      2002      2,890,543      2,911,319
 Merrill Lynch Trust (Est. Mat.
  2005) (b)                          Series 35 Class G             8.450      2018      2,700,000      2,874,636
 Morgan Stanley Capital I (Est.
  Mat. 2004) (b) (d)                 Series 1996-WF Class 1B       6.586      2028      1,000,000        965,938
 Paine Webber Mortgage Acceptance
  Corp. IV (Est. Mat. 1997) (b)      Series 1993-5 Class A3        6.875      2008      1,457,376      1,459,198
 RASTA (Est. Mat. 1999) (b)          Series 1996-AS Class A3       7.750      2026      3,000,000      3,034,453
 Residential Accredit Loans, Inc.    Series 1996-QS4 Class
  (Est. Mat. 2005) (b)               Series 1996-QS4 Class AI10    7.900      2026      3,500,000      3,582,031
 Residential Funding Corp. (Est.
  Mat. 1997) (b)                     Series 1994-S15 Class A1      7.750      2024      2,958,697      2,990,119
 Ryland Acceptance Corp. (Est.
  Mat. 2004) (b)                     Series 1988-E, 2 PAC          7.950      2019      2,794,173      2,828,206
 Structured Asset Securities
  Corp. (Est. Mat. 2000) (b)         Series 1996-CFL Class B       6.303      2028      2,963,625      2,886,756
----------------------------------------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST--$50,578,120)                                         50,908,257
================================================================================================================
FOREIGN BONDS (NON U.S. DOLLARS) (14.3%)
 Canadian Government                 Deb.                          7.500      2003     11,000,000      8,879,114
                                                                                 Canadian Dollars
 Canadian Government                 Deb.                          8.750      2005     14,300,000     12,423,138
                                                                                 Canadian Dollars
 Germany (Republic of)               Deb.                          6.500      2003      6,652,000      4,609,488
                                                                                     German Marks
 Germany (Republic of)               Deb.                          6.875      2005      9,750,000      6,826,416
                                                                                     German Marks
----------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (NON U.S. DOLLARS) (COST--$30,889,476)                                            32,738,156
================================================================================================================


PAGE 12
--------------------------------
Keystone Quality Bond Fund (B-1)

SCHEDULE OF INVESTMENTS--October 31, 1996

                                                                 Interest   Maturity       Par          Market
                                                                    Rate      Date        Value         Value
================================================================================================================
MORTGAGE-BACKED SECURITIES (13.6%)
 FHLMC Pool #303865                                                8.500%     1997     $   23,337    $    24,100
 FHLMC Pool #607352                                                7.680      2022        820,651        856,046
 FHLMC Pool #846298                                                7.191      2022      2,201,840      2,266,519
 FNMA Pool #303664                                                 6.500      2008      6,248,506      6,188,895
 FNMA Pool #338867                                                 6.500      2011      4,978,113      4,895,626
 FNMA Pool #124945                                                 7.617      2031      1,226,907      1,279,824
 GNMA Pool #410254                                                 7.000      2025      4,337,207      4,253,152
 GNMA Pool #411526                                                 7.000      2025      3,161,961      3,100,683
 GNMA Pool #423413                                                 7.000      2025      3,427,252      3,360,832
 GNMA Pool #405576                                                 6.500      2026      5,015,631      4,794,592
----------------------------------------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES (COST--$30,936,080)                                                  31,020,269
================================================================================================================
ASSET-BACKED SECURITIES (10.6%)
 CoreStates Home Equity Trust        Series 1996-1 Class A4        7.000      2012      3,000,000      2,949,375
 Ford Credit Auto Owner Trust        Series 1996-B Class A4        6.300      2001      3,614,000      3,629,811
 Merrill Lynch Mortgage
  Investors, Inc.                    Series 1991-D Class A         9.000      2011            491            501
 Merrill Lynch Mortgage
  Investors, Inc.                    Series 1991-G Class B         9.150      2011      3,550,242      3,720,654
 Merrill Lynch Mortgage
  Investors, Inc.                    Series 1992-B Class B         8.500      2012      2,012,027      2,076,774
 Merrill Lynch Mortgage
  Investors, Inc.                    Series 1992-D Class B         8.500      2017      2,364,881      2,487,146
 Olympic Auto Receivables            Series 1996-C                 6.800      2002      3,000,000      3,042,188
 Southern Pacific Secured Assets
  Corp.                              Series 1996-3 Class A4        7.600      2027      3,300,000      3,338,156
 University Support Services,
  Inc.                               Series 1992-D                 9.074      2007        915,000        916,716
 World Omni Automobile Lease
  Trust                              Series 1996-B Class A3        6.250      2002      2,000,000      2,003,750
----------------------------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (COST--$23,560,144)                                                     24,165,071
================================================================================================================
UNITED STATES GOVERNMENT (AND AGENCY) ISSUES (5.1%)
 FHLB                                Deb.                          8.700      2005      1,000,000      1,030,620
 FHLMC                               Deb.                          7.800      2016      2,000,000      2,065,000
 U.S. Treasury Bonds                                               7.875      2021      4,200,000      4,756,500
 U.S. Treasury Bonds                                               6.875      2025      1,250,000      1,277,925
 U.S. Treasury Bonds                                               6.000      2026      2,900,000      2,645,351
----------------------------------------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT (AND AGENCY) ISSUES (COST--$11,454,386)                                11,775,396
================================================================================================================
FOREIGN BONDS (U.S. DOLLARS) (1.3%) (COST--$3,098,550)
 Bayer Corp. (d)                     Notes                         7.125      2015      3,000,000      2,940,870
----------------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME (COST--$221,340,709)                                                              226,126,309
================================================================================================================


PAGE 13
--------------------------------


SCHEDULE OF INVESTMENTS--October 31, 1996

                                                                 Interest   Maturity       Par          Market
                                                                    Rate      Date        Value         Value
================================================================================================================
 Keystone Joint Repurchase Agreement
  (Investments in repurchase agreements, in a
  joint trading account, purchased 10/31/96) (c)                   5.565%  11/1/96       $307,047   $    307,000
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST--$221,647,709) (A)                                                           226,433,309
OTHER ASSETS AND LIABILITIES--NET (1.0%)                                                               2,215,850
----------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                   $228,649,159
================================================================================================================

(a) The cost of investments for federal income tax purposes is $222,327,705. Gross unrealized appreciation and depreciation on investments, based on identified tax cost at October 31, 1996, are as follows:

Gross unrealized appreciation      $4,681,003
Gross unrealized depreciation        (575,399)
                                   ----------
Net unrealized appreciation        $4,105,604
                                   ==========

(b) The estimated maturity of a Collateralized Mortgage Obligation ("CMO") is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed dates.

(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at October 31, 1996.

(d) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Federal Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(e) Effective yield (calculated at date of purchase) is the yield at which the bond accretes on an annualized basis until maturity date.

Legend of Portfolio Abbreviations
FHLB--Federal Home Loan Bank
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association
RASTA--Residential Asset Securitization Trust Association
REMIC--Real Estate Mortgage Investment Conduit
PAC--Planned Amortization Class


  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                     Unrealized
Exchange                                        U.S. $ value at     In Exchange     Appreciation/
Date                                            October 31, 1996     for U.S. $     (Depreciation)
==================================================================================================
Forward Foreign Currency Exchange Contracts to Buy:
             Contracts to Receive
11/7/96      4,900,000 German Marks               $ 3,237,007       $ 3,227,400      $   9,607
11/29/96     8,569,000 Canadian Dollars             6,404,794         6,284,884        119,910
Forward Foreign Currency Exchange Contracts to Sell:
             Contracts to Deliver
11/7/96      22,251,500 German Marks               14,699,645        15,104,211        404,566
11/29/96     36,579,000 Canadian Dollars           27,340,527        26,841,063       (499,464)

See Notes to Financial Statements

PAGE 14
--------------------------------
Keystone Quality Bond Fund (B-1)

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each year)See Notes to Financial Statements.

                                                        Year Ended October 31,
                                          1996         1995        1994        1993         1992
==================================================================================================
Net asset value beginning of year       $  15.42     $  14.44    $  16.40    $  15.92     $  15.92
--------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                       0.75         0.87        0.76        0.96         1.04
Net realized and unrealized gain
 (loss) on investments, closed
 futures contracts and foreign
 currency related transactions             (0.16)        1.05       (1.76)       0.66         0.15
--------------------------------------------------------------------------------------------------
Total from investment operations            0.59         1.92       (1.00)       1.62         1.19
--------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                      (0.76)       (0.87)      (0.76)      (0.96)       (1.04)
In excess of net investment income             0        (0.05)      (0.09)      (0.18)       (0.15)
Tax basis return of capital                (0.06)       (0.02)      (0.11)          0            0
--------------------------------------------------------------------------------------------------
Total distributions                        (0.82)       (0.94)      (0.96)      (1.14)       (1.19)
--------------------------------------------------------------------------------------------------
Net asset value end of year             $  15.19     $  15.42    $  14.44    $  16.40     $  15.92
==================================================================================================
Total return (a)                            3.99%       13.69%      (6.27%)     10.50%        7.71%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                             1.95%(b)     1.96%(b)     1.86%      1.94%        2.01%
 Net investment income                      5.06%        5.86%       5.05%       5.85%        6.40%
Portfolio turnover rate                      231%         244%        169%        190%         102%
--------------------------------------------------------------------------------------------------
Net assets end of year (thousands)      $228,649     $310,791    $327,276    $458,925     $456,912
==================================================================================================

                                            1991        1990        1989        1988        1987
==================================================================================================
Net asset value beginning of year         $  15.11    $  15.85    $  15.71    $  15.52    $  17.30
--------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                         1.08        1.11        1.21        1.19        1.20
Net realized and unrealized gain
 loss) on investments, closed
 futures contracts and foreign
 currency related transactions                0.99       (0.53)       0.25        0.32       (1.59)
--------------------------------------------------------------------------------------------------
Total from investment operations              2.07        0.58        1.46        1.51       (0.39)
--------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                        (1.08)      (1.18)      (1.32)      (1.32)      (1.39)
In excess of net investment income           (0.18)      (0.14)          0           0           0
Tax basis return of capital                      0           0           0           0           0
--------------------------------------------------------------------------------------------------
Total distributions                          (1.26)      (1.32)      (1.32)      (1.32)      (1.39)
--------------------------------------------------------------------------------------------------
Net asset value end of year               $  15.92    $  15.11    $  15.85    $  15.71    $  15.52
==================================================================================================
Total return (a)                             14.09%       3.93%       9.82%      10.09%      (2.44%)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                               2.04%       1.95%       1.82%       1.64%       1.56%
 Net investment income                        6.95%       7.45%       7.61%       7.49%       7.32%
Portfolio turnover rate                        158%        117%        116%        153%        127%
--------------------------------------------------------------------------------------------------
Net assets end of year (thousands)        $453,528    $408,330    $462,425    $447,454    $440,836
==================================================================================================

(a) Excluding applicable sales charges.
(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 1.93% and 1.94% for the years ended October 31, 1996 and 1995, respectively.

See Notes to Financial Statements.

PAGE 15
--------------------------------

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996
=======================================================================
Assets (Note 2)
 Investments at market value (identified cost--
  $221,647,709)                                            $226,433,309
 Cash                                                               492
 Receivable for:
  Investments sold                                               36,889
  Interest                                                    2,873,463
  Fund shares sold                                               10,499
 Unrealized appreciation on forward foreign currency
  exchange contracts                                            534,083
 Prepaid expenses and other assets                               52,276
-----------------------------------------------------------------------
    Total assets                                            229,941,011
-----------------------------------------------------------------------
Liabilities (Notes 2 and 5)
 Payable for:
  Fund shares redeemed                                          366,406
  Distributions to shareholders                                 365,366
 Unrealized depreciation on forward foreign currency
  exchange contracts                                            499,464
 Due to related parties                                           6,219
 Other accrued expenses                                          54,397
-----------------------------------------------------------------------
    Total liabilities                                         1,291,852
-----------------------------------------------------------------------
Net assets                                                 $228,649,159
=======================================================================
Net assets represented by
 Paid-in capital                                           $255,530,019
 Accumulated distributions in excess of net
  investment income                                            (399,985)
 Accumulated net realized loss on investments and
  foreign currency related transactions                     (31,308,109)
 Net unrealized appreciation on investments and
  foreign currency related transactions                       4,827,234
-----------------------------------------------------------------------
    Total net assets                                       $228,649,159
-----------------------------------------------------------------------
 Net asset value per share (Note 2)
 Net assets of $228,649,159 / 15,055,747 shares
  outstanding                                              $      15.19
=======================================================================


STATEMENT OF OPERATIONS
Year Ended October 31, 1996
=======================================================================
 Investment income
 Interest                                                   $18,504,392
-----------------------------------------------------------------------
Expenses (Notes 4, 5 and 6)
 Management fee                            $ 1,578,211
 Transfer agent fees                           627,068
 Accounting, auditing and legal fees            53,738
 Custodian fees                                142,613
 Trustees' fees and expenses                    31,867
 Distribution Plan expenses                  2,645,899
 Other                                          65,509
-----------------------------------------------------------------------
   Total expenses                            5,144,905
   Less: Expenses paid indirectly              (30,574)
-----------------------------------------------------------------------
 Net expenses                                                 5,114,331
-----------------------------------------------------------------------
 Net investment income                                       13,390,061
-----------------------------------------------------------------------
Net realized and unrealized loss on
 investments and foreign currency
 related transactions (Notes 1 and 3)
 Net realized loss on:
  Investments                               (1,910,620)
  Foreign currency related
   transactions                               (273,044)
-----------------------------------------------------------------------
 Net realized loss on investments
   and foreign currency
   related transactions                                      (2,183,664)
-----------------------------------------------------------------------
 Net change in unrealized appreciation
   (depreciation) on:
   Investments                              (1,978,287)
   Foreign currency related
     transactions                               41,634
-----------------------------------------------------------------------
 Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currency
   related transactions                                      (1,936,653)
-----------------------------------------------------------------------
 Net realized and unrealized loss on
   investments and foreign currency
   related transactions                                      (4,120,317)
-----------------------------------------------------------------------
 Net increase in net assets resulting
   from operations                                          $ 9,269,744
=======================================================================


See Notes to Financial Statements.

PAGE 16
--------------------------------
Keystone Quality Bond Fund (B-1)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         Year Ended October 31,
                                                                         1996              1995
===================================================================================================
Operations
 Net investment income                                              $  13,390,061     $  18,237,187
 Net realized loss on investments, closed futures contracts and
  foreign currency related transactions                                (2,183,664)       (6,749,977)
 Net change in unrealized appreciation (depreciation) on
  investments and foreign currency related transactions                (1,936,653)       28,285,126
---------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                9,269,744        39,772,336
---------------------------------------------------------------------------------------------------
Distributions to shareholders from (Note 1)
 Net investment income                                                (13,289,851)      (18,237,187)
 In excess of net investment income                                             0          (763,245)
 Tax basis return of capital                                             (950,184)         (472,154)
---------------------------------------------------------------------------------------------------
    Total distributions to shareholders                               (14,240,035)      (19,472,586)
---------------------------------------------------------------------------------------------------
Capital share transactions (Note 2)
 Proceeds from shares sold                                             44,210,094        78,243,761
 Payments for shares redeemed                                        (130,171,813)     (126,927,895)
 Net asset value of shares issued in reinvestment of dividends
  and distributions                                                     8,789,681        11,900,336
---------------------------------------------------------------------------------------------------
    Net decrease in net assets resulting from capital share
     transactions                                                     (77,172,038)      (36,783,798)
---------------------------------------------------------------------------------------------------
    Total decrease in net assets                                      (82,142,329)      (16,484,048)
Net assets
 Beginning of year                                                    310,791,488       327,275,536
---------------------------------------------------------------------------------------------------
 End of year [including accumulated distributions in excess of net investment income as follows: 1996--($399,985) and
  1995--($575,212)] (Note 1)                                        $ 228,649,159     $ 310,791,488
===================================================================================================

See Notes to Financial Statements.

PAGE 17
--------------------------------

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Keystone Quality Bond Fund (B-1) (the "Fund") is a Pennsylvania common law trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company ("Keystone") is the Investment Adviser. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and KMI is, in turn, a wholly-owned subsidiary of Keystone. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund seeks the highest possible income consistent with preservation of principal. The Fund invests primarily in high and investment grade corporate bonds, which possess a high degree of dependability of interest and principal payments.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

U.S. Government obligations held by the Fund are valued at the mean between the over-the-counter bid and asked prices, as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage and other asset-backed securities, and other related securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Reverse Repurchase Agreements

The Fund enters into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realiza-

PAGE 18
--------------------------------
Keystone Quality Bond Fund (B-1)

tion of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency transactions.

E. Futures Contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts.

  The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized upon closing the contract.

  Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain
(loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

G. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts.

H. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net tax-

PAGE 19
--------------------------------

able investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income tax is required.

I. Distributions

The Fund distributes net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for paydown gains (losses) and foreign currency transactions.

2. Capital Share Transactions

The Fund's Trust Agreement, as amended and restored, authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                                     Year ended October 31,
                                      1996            1995
-------------------------------------------------------------
Shares sold                         2,902,677       5,215,666
Shares redeemed                    (8,577,419)     (8,523,861)
Shares issued in reinvestment
 of dividends and
 distributions                        581,588         799,017
-------------------------------------------------------------
Net decrease                       (5,093,154)     (2,509,178)
=============================================================

3. Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the year ended October 31, 1996 were as follows:

                          Cost of         Proceeds
                         Purchases       from Sales
----------------------------------------------------
Non-U.S. Government     $309,095,323    $255,751,880
U.S. Government          282,174,491     402,430,535
====================================================

  The average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 1996 was approximately $7,133,000 at a weighted average interest rate of 3.65%. The maximum amount of borrowing during the year was $17,694,856 (including accrued interest).

  As of October 31, 1996, the Fund has a capital loss carryover for federal income tax purposes of approximately $30,627,000 which expires as follows:
$2,251,000--1998; $20,145,000--2002; $6,153,000--2003; and $2,078,000--2004.

4. Distribution Plan

The Fund bears some of the costs of selling its shares under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays its principal underwriter, Keystone Investment Distributors Company ("KIDC"), a wholly-owned subsidiary of Keystone, amounts which are calculated and paid daily.

  Under the Plan, the Fund pays a distribution fee amount which may not exceed 1.00% of the Fund's average daily net assets. Of that amount, 0.75% is used to pay distribution expenses and 0.25% may be used to pay service fees.

  Contingent deferred sales charges paid by redeeming shareholders may be paid to KIDC.

  The Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund. However,

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PAGE 20
--------------------------------
Keystone Quality Bond Fund (B-1)

after the termination of the Plan, at the discretion of the Board of Trustees, payments to KIDC may continue as compensation for its services which had been earned while the Plan was in effect.

  KIDC intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. KIDC intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

  Total unpaid distribution costs at October 31, 1996 amounted to $9,151,321.

5. Investment Management Agreement and Other Affiliated Transactions

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee, computed and paid daily, at an annual rate of 2.00% of the Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining as net assets increase to 0.25% per annum, to the average daily net asset value of the Fund.

  KMI has entered into an Investment Advisory Agreement with Keystone under which Keystone provides investment advisory and management services to the Fund. In return for its services, Keystone receives an annual fee equal to 85% of the management fee received by KMI.

  During the year ended October 31, 1996, the Fund paid or accrued $23,191 to Keystone for certain accounting services. The Fund paid or accrued $627,068 to Keystone Investor Resource Center, Inc., a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

  Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund.

6. Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the year ended October 31, 1996, the Fund incurred total custody fees of $142,613 and received a credit of $30,574 pursuant to this expense offset arrangement, resulting in a net custody expense of $112,039. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

7. Subsequent Distribution to Shareholders

A distribution from net investment income of $0.065 per share was declared payable on December 5, 1996 to shareholders of record November 25, 1996. This distribution is not reflected in the accompanying financial statements.

8. Agreement and Plan of Acquisition

On September 6, 1996, KII entered into an Agreement and Plan of Acquisition and Merger with First Union Corporation ("First Union") and First Union National Bank of North Carolina ("FUNB-NC") and certain other parties pursuant to which KII will be merged with and into a wholly-owned subsidiary of FUNB-NC. Subject to the receipt of required regulatory and shareholder approvals, the proposed merger is expected to take place in December 1996.

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PAGE 21
--------------------------------

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Quality Bond Fund (B-1)

We have audited the accompanying statement of assets and liabilities of Keystone Quality Bond Fund (B-1), including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Quality Bond Fund (B-1) as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

Boston, Massachusetts
November 29, 1996

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PAGE 22
--------------------------------
Keystone Quality Bond Fund (B-1)

Federal Tax Status--Fiscal 1996 Distributions (Unaudited)

During the fiscal year ended October 31, 1996, distributions of $0.82 per share were paid in shares or cash. This total includes a nontaxable return of capital equal to $0.06 per share. The remaining dividends are taxable to shareholders as ordinary income in the year in which received by them or credited to their accounts and are not eligible for the corporate dividend received deduction.

  In January 1997, we will send you complete information on the distributions paid during the calendar year 1996 to help you in completing your federal tax return.

                               Keystone's Services
                                for Shareholders

 KEYSTONE AUTOMATED RESPONSE LINE (KARL)--Receive up-to-date account information on your balance, last transaction and recent Fund distribution. You may also process transactions such as investments, redemptions and exchanges using a touch-tone telephone as well as receive quotes on price, yield, and total return of your Keystone Fund. Call toll-free, 1-800-346-3858.

  EASY ACCESS TO INFORMATION ON YOUR ACCOUNT--Information about your Keystone account is available 24 hours a day through KARL. To speak with a Shareholder Services representative about your account, call toll-free 1-800-343-2898 between 8:00 A.M. and 6:00 P.M. Eastern time. Retirement Plan investors should call 1-800-247-4075.

  ADDITIONS TO YOUR ACCOUNT--You can buy additional shares for your account at any time, with no minimum additional investment.

  REINVESTMENT OF DISTRIBUTIONS--You can compound the return on your investment by automatically reinvesting your Fund's distributions at net asset value with no sales charge.

  EXCHANGE PRIVILEGE--You may move your money among funds in the same Keystone family quickly and easily for a nominal service fee. KARL gives you the added ability to move your money any time of day, any day of the week. Keystone offers a variety of funds with different investment objectives for your changing investment needs.

  ELECTRONIC FUNDS TRANSFER (EFT)-- Referred to as the "paper-less transaction," EFT allows you to take advantage of a variety of preauthorized account transactions, including automatic monthly investments and systematic monthly or quarterly withdrawals. EFT is a quick, safe and accurate way to move money between your bank account and your Keystone account.

  CHECK WRITING--Shareholders of Keystone Liquid Trust may exercise the check writing privilege to draw from their accounts.

  EASY REDEMPTION--KARL makes redemption services available to you 24 hours a day, every day of the year. The amount you receive may be more or less than your original account value depending on the value of fund shares at time of redemption.

  RETIREMENT PLANS--Keystone offers a full range of retirement plans, including IRA, SEP-IRA, profit sharing, money purchase, and defined contribution plans. For more information, please call Retirement Plan Services, toll-free at 1-800-247-4075.

  Keystone is committed to providing you with quality, responsive account service. We will do our best to assist you and your financial adviser in carrying out your investment plans.